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                                                                    EXHIBIT 23.2


                       [LOGO FOR BY ARTHUR ANDERSEN LLP]

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1999 included (or incorporated by reference) in Bradlees, Inc.'s Form 10-K for the year ended January 30, 1999 and to all references to our Firm included in this registration statement.

                                        Arthur Andersen LLP

New York, New York
April 29, 1999